EXHIBIT 32


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Michael J. Erhart, Chief Executive Officer and I, Richard Sterrett, Chief Financial Officer of Western Plains Energy, L.L.C. (the "Company") certify that:

     1. I have reviewed the transition report on Form 10-KSB of Western Plains Energy, L.L.C.;

     2. Based on my knowledge, this transition report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this transition report; and

     3. Based on my knowledge, the financial statements and other financial information included in this transition report fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this transition report.

Date:    January 13, 2005


/s/ Michael J. Erhart
-------------------------
Michael J. Erhart,
Chief Executive Officer


/s/ Richard Sterrett
-------------------------
Richard Sterrett,
Chief Financial Officer